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                                                                    Exhibit 23.2


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-68118) pertaining to the 1998 Stock Plan of Pain Therapeutics, Inc. of our report dated February 18, 2003, with respect to the 2002 financial statements of Pain Therapeutics, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2002.

                                                           /s/ Ernst & Young LLP

Palo Alto, California
March 13, 2003